UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/25/2005

Wells Real Estate Fund XII LP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-30287

GA	582438242
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6200 The Corners Parkway, Norcross, GA 30092-3365
(Address of Principal Executive Offices, Including Zip Code)

770-449-7800
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Gartner Building and AT&T Oklahoma Building

On February 25, 2005, Wells Fund XI - Fund XII - REIT Joint Venture ("Fund XI-XII-REIT Associates"), a joint venture among Wells Real Estate Fund XII, L.P. (the "Registrant"), Wells Real Estate Fund XI, L.P. and Wells Operating Partnership, L.P., the operating partnership for Wells Real Estate Investment Trust, Inc., entered into a purchase and sale agreement (the "Agreement") to sell an office building containing approximately 62,400 square feet located in Fort Myers, Florida (the "Gartner Building") for a gross sales price of $13.4 million, excluding closing costs, to Lexington Corporate Properties Trust, an unaffiliated third party. Wells Fund XII - REIT Joint Venture Partnership ("Fund XII-REIT Associates"), a joint venture between the Registrant and Wells Real Estate Investment Trust, Inc., entered into the Agreement to sell an office building containing approximately 128,500 square feet located in Oklahoma City, Oklahoma (the "AT&T Oklahoma Building") for a gross sales price of approximately $35.1 million excluding closing costs. The Registrant holds equity interests of approximately 17% in Fund XI-XII-REIT Associates, which is the sole owner of the Gartner Building, and approximately 45% in Fund XII-REIT Associates, which is the sole owner of the AT&T Oklahoma Building. The Registrant expects the closing of this transaction to occur before the end of April 2005. The completion of this transaction is currently subject to, among other things, various conditions and closing requirements. Accordingly, there are no assurances that this sale will be completed.

Item 7.01.    Regulation FD Disclosure

On February 28, 2005, Wells Real Estate Funds, Inc., on behalf of the Registrant, issued a press release announcing the execution of an agreement by Fund XI - Fund XII - REIT and Fund XII - REIT to sell the Gartner Building and the AT&T Oklahoma Building. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits

a.        Exhibit 99.1
        Press Release dated February 28, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Wells Real Estate Fund XII LP

Date: February 28, 2005.	By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President of Wells Capital, Inc., corporate general partner of Wells Partners, L.P., general partner of the Registrant

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 28, 2005